EXHIBIT 10.2

WEATHERFORD INTERNATIONAL LTD. RESTRICTED SHARE PLAN

As Amended and Restated Effective as of January 16, 2004

TABLE OF CONTENTS

ARTICLE I PURPOSE AND TERM	1
1.1 Purpose	1
1.2 Term of Plan	1
ARTICLE II DEFINITIONS	1
ARTICLE III ELIGIBILITY	4
ARTICLE IV AWARDS	4
4.1 Authority to Grant Awards	4
4.2 Dedicated Shares	4
4.3 Maximum Awards for Officers and Directors	5
4.4 Terms of Awards	5
4.5 Holder’s Rights as Shareholder	5
4.6 Non-Transferability	5
4.7 Requirements of Law	6
4.8 Changes in the Company’s Capital Structure	6
4.9 Change in Control	7
4.10 Fractional Shares	7
ARTICLE V ADMINISTRATION	7
ARTICLE VI AMENDMENT OR TERMINATION OF PLAN	8
ARTICLE VII MISCELLANEOUS	8
7.1 No Establishment of a Trust Fund	8
7.2 No Employment or Affiliation Obligation	8
7.3 Tax Withholding	8
7.4 Written Agreement	9
7.5 Indemnification of the Committee	9
7.6 Gender	10
7.7 Headings	10
7.8 Other Compensation Plans	10
7.9 Other Awards	10
7.10 Exercise of Corporate Powers	10
7.11 Persons Residing Outside of the United States	10
7.12 Governing Law	10

 -i-

ARTICLE I

PURPOSE AND TERM

     1.1 Purpose. The Plan, as originally adopted by the Company on May 9, 2003, is hereby amended and restated by the Company effective as of January 16, 2004. The Plan is intended to advance the best interests of the Company and its Affiliates by providing those persons who have substantial responsibility for the management and growth of any of the Company or its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or any of its Affiliates.

     1.2 Term of Plan. Subject to earlier termination by the Committee pursuant to Article VI, no Award will be granted under the Plan after May 9, 2013, the tenth anniversary of the date of the adoption of the Plan, but Awards granted before such date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend the Plan, shall continue in respect of Awards outstanding on such date.

ARTICLE II

DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

     (a) “Affiliate” means any Entity that directly or indirectly controls, is controlled by, or is under common control with any other Entity.

     (b) “Assets” means assets (of any kind) owned by the Company, including, without limitation, any securities of the Company’s direct or indirect subsidiaries and any assets of the Company’s direct or indirect subsidiaries.

     (c) “Award” means any grant by the Committee of Restricted Shares or RSUs to a Holder.

     (d) “Award Agreement” means a written agreement entered into between the Company and the Holder setting forth the terms and conditions pursuant to which an Award is granted.

     (e) “Board” means the board of directors of the Company.

     (f) “Change in Control” means the occurrence of any one of the following events:

     (i) any Person is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20 percent or more of either (A) the then outstanding Shares (the “Outstanding Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

     (ii) individuals, who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Assets (a “Corporate Transaction”), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and Entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the Entity resulting from such Corporate Transaction (including, without limitation, an Entity which as a result of such transaction owns the Company or all or substantially all of the Assets either directly or through one or more subsidiaries or Entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Shares and the Outstanding Voting Securities, as the case may be, (B) no Person (excluding any Entity, resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company of such Entity resulting such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding common shares of the Entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such Entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors or other governing body of the Entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

     (iv) approval or adoption by the Board or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Assets or the dissolution of the Company.

     (g) “Code” means the United States Internal Revenue Code of 1986, as amended.

     (h) “Committee” means the Compensation Committee of the Board or such other committee designated by the Board; provided that, with respect to the grant of Awards to, and the administration of the Plan with respect to, Directors who are not Employees, the Committee means the Board.

     (i) “Company” means Weatherford International Ltd., a Bermuda exempted company, or any successor (by acquisition, reincorporation, merger, consolidation, amalgamation or otherwise).

     (j) “Director” means an individual who is elected by the shareholders of the Company, or in the case of a vacancy or newly created position, by the other directors, to serve on the Board who performs the functions of a director set forth in the Company’s bye-laws.

     (k) “Disability” has the meaning given such term in a Holder’s Award Agreement; or, if not defined in the Award Agreement, “Disability” means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for employees as then in effect; or if the Holder is not covered, for whatever reason (including, without limitation, because the Holder is a Director), under the Company’s long-term disability insurance policy or plan for Employees or if the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

     (l) “Employee” means a person employed by the Company or any of its Affiliates as a common law employee.

     (m) “Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.

     (n) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

     (o) “Fair Market Value” of one Share means the last reported sale price for the Shares on the principal exchange on which the Shares are traded on the business day immediately preceding the date for which the Fair Market Value is being determined (or, if the Shares were not traded on such immediately preceding date, on the immediately preceding date on which the Shares were so traded).

     (p) “Holder” means a person who has been granted an Award or any Transferee (as defined in Section 4.6) thereof.

     (q) “Person” has the meaning given such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in the same proportions of their ownership of the Shares.

     (r) “Plan” means the Weatherford International Ltd. Restricted Share Plan, as set forth in this document and as it may be amended from time to time.

     (s) “Restricted Shares” means Shares subject to restrictions pursuant to an Award Agreement.

     (t) “RSU” means a restricted share unit that represents the right to receive a Share at a future date after the lapse of any transferability and forfeiture restrictions in accordance with the terms of the Plan and the applicable Award Agreement.

     (u) “Share” or “Shares” means a common share or shares, par value $1.00 per share, of the Company, or, in the event that the Shares are later changed into or exchanged for a different class of shares or securities of the Company or another corporation, that other share or security. Shares may be represented by a certificate or by book or electronic entry.

ARTICLE III

ELIGIBILITY

     The individuals who shall be eligible to receive Awards shall be those key Employees and Directors who have substantial responsibility for the management and growth of the Company and its Affiliates as the Committee shall determine from time to time.

ARTICLE IV

AWARDS

     4.1 Authority to Grant Awards. The Committee may grant Awards to those key Employees of the Company or any of its Affiliates and the Directors as it shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of Shares or RSUs to be covered by any Award to be granted to any person shall be as determined by the Committee.

     4.2 Dedicated Shares. The aggregate number of Shares available for Awards granted under the Plan is 3,835,000, subject to adjustment in accordance with the provisions of Section 4.8. To the extent that any outstanding Award expires, is forfeited or terminates for any reason or any Award is surrendered, the Shares allocable to such portion of that Award shall again be available for future Awards granted under the Plan. The Shares available for Awards shall be Shares held by any subsidiary of the Company (hereinafter referred to as “treasury shares”).

     4.3 Maximum Awards for Officers and Directors. No Director or officer of the Company or any Affiliate may acquire under the Plan more than 1,208,447 Shares, which number represents one percent of the Shares outstanding at the time the Plan was adopted.

     4.4 Terms of Awards. Each Award shall be evidenced by an Award Agreement that contains any transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify. If the Committee imposes transferability restrictions on a Holder’s rights with respect to Restricted Shares, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares acquired pursuant to an Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law. The Company may require that the Share certificates evidencing Restricted Shares will be held in the custody of the Company until the restrictions thereon have lapsed, and that the Holder, as a condition of an Award, shall have delivered a share transfer form, endorsed in blank, relating to the Restricted Shares covered by the Award.

     Unless a Holder’s Award Agreement expressly provides otherwise and except as set forth in Section 4.6, a Holder shall not be entitled to transfer Awards and the Shares acquired pursuant thereto until the earliest to occur of (1) the Holder’s death before he has otherwise terminated his employment or affiliation relationship with the Company or its Affiliates, (2) the Holder’s incurring a Disability while in the employ or affiliation of the Company or an Affiliate, (3) the retirement of the Holder in good standing from the employ of the Company or its Affiliates under the then established rules of the Company and its Affiliates (provided that the Holder shall in such event only be entitled to transfer a number of the Restricted Shares or RSUs subject to the Award Agreement equal to a fraction, the numerator of which is the Holder’s total whole years of service since the Award was granted and the denominator of which is three), (4) the third anniversary of the date of grant of the Award, or (5) the occurrence of a Change in Control.

     The prospective recipient of an Award shall not have any rights with respect to any such Award unless and until he has executed an Award Agreement and delivered it to the Company.

     4.5 Holder’s Rights as Shareholder. Subject to the terms and conditions of the Plan, each Holder of Restricted Shares shall have all the rights of a shareholder with respect to the Shares included in the Award during any period in which such Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares, if unrestricted Shares of the same class have the right to vote. Dividends paid with respect to Restricted Shares in cash or property other than Shares or rights to acquire Shares shall be paid to the Holder currently. Any Shares issued to a Holder pursuant to dividends in respect of Restricted Shares that are paid in Shares or rights to acquire Shares shall be added to and become a part of the Restricted Shares.

     No Holder of RSUs shall have any rights as a shareholder with respect to the Shares underlying such RSUs until the date Shares are issued pursuant to the Award Agreement evidencing such RSUs.

     4.6 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, Awards shall not be transferable by the Holder other than

(a) by will or under the laws of descent and distribution, (b) to the Holder’s spouse, children, brothers, sisters, parents, grandchildren and grandparents, whether related by blood, marriage or adoption (collectively, “Immediate Family Members”); to trusts solely for the benefit of the Holder’s Immediate Family Members; or to partnerships in which the only partners are the Holder’s Immediate Family Members or trusts solely for the benefit of the Holder’s Immediate Family Members or (c) to a charity qualified under section 170(c) of the Code (any transferee described in clauses (a) — (c) above is referred to herein as a “Transferee”). Awards shall not be transferable by a Transferee other than, in the case of a Transferee who is an individual, by will or under the laws of descent and distribution. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

     4.7 Requirements of Law. The Company shall not be required to cause a subsidiary to transfer any Shares under any Award if transferring those Shares would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, the Company shall not be required to cause a subsidiary to transfer any Shares unless the Committee has received evidence satisfactory to it to the effect that the Holder of that Award will not transfer the Shares except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Shares covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event any Shares are not registered, the Company may imprint on the certificate evidencing the Shares or Restricted Shares any legend that counsel for the Company considers necessary or advisable to comply with applicable law or, should the Shares or Restricted Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares or Restricted Shares as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action to cause the transfer of Shares pursuant to any Award to comply with any law or regulation of any governmental authority.

     4.8 Changes in the Company’s Capital Structure.

     (a) If the Company shall effect a subdivision or consolidation of the Shares or other capital readjustment, a distribution of Shares having an effect similar to a stock dividend, or other increase or reduction of the number of Shares outstanding, or a conversion of the Company into another form of legal entity, without receiving consideration in the form of money, services or property (each, a “Capital Transaction”), then (i) the number, class or series of Shares subject to outstanding Awards under the Plan shall be appropriately adjusted so as to allow the Holders of such Awards to participate in the Capital Transaction in the same manner as the holders of unrestricted Shares of the same class participate and (ii) the number of Shares then reserved under the Plan shall be adjusted by substituting for the total number of Shares then reserved, that number and class or series of securities that would have been received by the owner of an equal number of outstanding shares of each class or series of securities as the result of the Capital Transaction.

     (b) Subject to Section 4.9, in the event of changes in the outstanding Shares by reason of recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, conversions or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.8 (each, a “Recapitalization Event”), any outstanding Awards and any Award Agreements evidencing such Awards shall be appropriately adjusted so as to allow the Holders of such Awards to participate in the Recapitalization Event in the same manner as the holders of unrestricted Shares of the same class participate.

     (c) The issuance by the Company of equity interests of any class or series, or securities convertible into, or exchangeable for, equity interests of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of equity interests or obligations of the Company convertible into, or exchangeable for, shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series of Shares then subject to outstanding Awards.

     4.9 Change in Control. In the event of the occurrence of a Change in Control, a Holder of an outstanding Award shall have a fully nonforfeitable and transferable interest in his Award and in the Shares acquired pursuant thereto immediately upon the occurrence of the Change in Control unless otherwise expressly provided in the Holder’s Award Agreement. The provisions of this Section 4.9 may not be deleted or amended to adversely affect an Award granted under the Plan without the prior written consent of the Holder of the Award.

     4.10 Fractional Shares. No fractional Shares shall be acquired pursuant to the Plan. If the application of any provision of the Plan would yield a fractional share, such fractional share shall be rounded down to the next whole share if it is less than 0.5 and rounded up to the next whole share if it is 0.5 or more.

ARTICLE V

ADMINISTRATION

     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

     (a) determine the persons to whom and the time or times at which Awards will be made;

     (b) determine whether Restricted Shares or RSUs will be granted pursuant to an Award;

     (c) determine the number of Shares covered under each Award, subject to the terms of the Plan;

     (d) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

     (e) accelerate the time at which any outstanding lapse restrictions applicable to an Award will expire;

     (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

     (g) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE VI

AMENDMENT OR TERMINATION OF PLAN

     The Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion subject to the rights of Holders of outstanding Awards at the time of such amendment, termination or suspension and provided that if approval of the Company’s shareholders is required by applicable law or regulation or the rules of any exchange on which Shares are listed for any amendment of the Plan, no such amendment shall be effective unless and until such approval is obtained.

ARTICLE VII

MISCELLANEOUS

     7.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

     7.2 No Employment or Affiliation Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any of its Affiliates any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company and its Affiliates to terminate the employment or affiliation of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him or her.

     7.3 Tax Withholding. Except with respect to each Holder who is a Director that is not an Employee of the Company or its Affiliates, the Company or its Affiliate as applicable shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the lapse of restrictions on Restricted Shares or RSUs. In the alternative, the Company may require the Holder of an Award to pay such sums for taxes directly to the Company or its Affiliate as applicable in cash or by check. The Committee may, in its discretion, permit a Holder to satisfy any minimum tax withholding obligations arising upon the lapse of restrictions applicable to Restricted Shares or RSUs by delivering to the Holder of the Award a reduced number of Shares in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of the lapse of restrictions applicable to Restricted Shares or RSUs, the Company shall (i) calculate the amount of the Company’s or its Affiliate’s minimum statutory tax withholding obligation on the assumption that all such Restricted Shares or RSUs are made available for delivery, (ii) reduce the number of such Shares made available for delivery so that the Fair Market Value of the Shares withheld on the date the restrictions expire approximates the minimum amount of tax the Company or its Affiliate is obliged to withhold and (iii) in lieu of the withheld Shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the minimum withholding tax due. The Company shall withhold only whole Shares to satisfy its minimum withholding obligation. If the Fair Market Value of the withheld Shares does not equal the Company’s or its Affiliate’s minimum withholding tax obligation, the Holder of the Award must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 7.3. The withheld Shares not made available for delivery by the Company shall be retained as treasury shares, and the Holder’s right, title and interest in such Shares shall terminate. The Company shall have no obligation upon lapse of restrictions on Restricted Shares or RSUs until the Company or its Affiliate as applicable has received payment sufficient to cover all minimum tax withholding amounts due with respect to the lapse of restrictions. Neither the Company nor its Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

     7.4 Written Agreement. Each Award shall be embodied in an Award Agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Holder and an executive officer of the Company, other than the Holder, on behalf of the Company. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

     7.5 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall have been guilty of gross negligence, willful misconduct, fraud or dishonesty in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

     7.6 Gender. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

     7.7 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     7.8 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any of its Affiliates, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

     7.9 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

     7.10 Exercise of Corporate Powers. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger, amalgamation or consolidation of the Company, any issue of debt or equity securities, including, without limitation, preferred or prior preference shares ahead of or affecting the Shares, the dissolution or liquidation of the Company, any sale, lease, exchange or other disposition of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     7.11 Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)	determine which Affiliates shall be covered by the Plan;

(b)	determine which persons employed outside the United States are eligible to participate in the Plan;

(c)	amend or vary the terms of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; and

(d)	take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law, including, without limitation, the rules and regulations of any stock exchange on which the Shares are then traded.

     7.12 Governing Law. The provisions of the Plan shall be construed, administered and governed under the laws of the State of Texas without regard to its principles of conflict of laws.

WEATHERFORD INTERNATIONAL LTD.
RESTRICTED SHARE AWARD AGREEMENT

This Restricted Share Award Agreement (this “Agreement”) is made and entered into by and between Weatherford International Ltd., a Bermuda exempted company (the “Company”), and                                          (the “Holder”) effective as of the                      day of                     , 20      , pursuant to the Weatherford International Ltd. Restricted Share Plan (the “Plan”), which is incorporated by reference herein in its entirety.

Whereas, the Company desires to grant to the Holder                     shares (the “Shares”) of the Company’s common shares, par value US$1.00 per share, subject to the terms and conditions of this Agreement, with a view to increasing the Holder’s equity interest in the Company; and

Whereas, the Holder desires to have the opportunity to hold the Shares subject to the terms and conditions of this Agreement;

Now, therefore, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)	“Forfeiture Restrictions” shall mean any prohibitions and restrictions set forth herein or in the Plan with respect to the sale or other disposition of the Shares and the obligation to forfeit and surrender such Shares to the Company.

(b)	“Restricted Shares” shall mean Shares that are subject to the Forfeiture Restrictions under this Agreement or the Plan.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.	Grant of Restricted Shares. Effective as of the date of this Agreement, the Company shall cause to be transferred to the Holder Shares as Restricted Shares. The Company will instruct its transfer agent to create an electronic book entry account evidencing the Restricted Shares in the Holder’s name, pursuant to which the Holder shall have, except for the Forfeiture Restrictions, all of the rights of a shareholder of the Company with respect to such Restricted Shares, including, without limitation, the right to receive any dividends or distributions allocable thereto and all voting rights appurtenant thereto. No physical certificates evidencing the Shares will be issued to the Holder until the Forfeiture Restrictions lapse. Effective as of the date of this Agreement, the Holder shall deliver to the Company an irrevocable share transfer form (the “Share Transfer Form”), endorsed in blank, relating to the Restricted Shares. The Company and the Holder agree that this Agreement, together with the Plan and the Employment Agreement between the Company and the Holder dated (the “Employment Agreement”), sets forth the complete terms of the Award and that the Award shall be subject to the terms of the Employment Agreement.

3.	Transfer Restrictions. Except as specified herein or in the Plan, the Restricted Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of. Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement or the Plan shall be void and the

1

Company shall not be bound thereby. Further, the Shares may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable Bermuda or U.S. federal or state securities laws. Accordingly, the Holder also agrees (i) that the Company may refuse to register the transfer of the Shares, including the Restricted Shares, in the register of members of the Company if such proposed transfer is in violation of this Agreement or the Plan or would in the opinion of counsel to the Company constitute a violation of any applicable Bermuda or U.S. securities laws and (ii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares, including the Restricted Shares.

4.	Vesting. Except as specified in this Section 4, the Shares shall be subject to Forfeiture Restrictions. The Forfeiture Restrictions shall lapse as to the Shares that are granted hereby in accordance with the following schedule provided that the Shares have not been forfeited to the Company prior to such date:

Number of
Restricted Shares as to
Which Forfeiture
Lapse Date	Restrictions Lapse
[to be determined at time of award]

Notwithstanding the foregoing, (a) if (i) the Holder’s employment or affiliation relationship with the Company and its Affiliates is terminated prior to the                      anniversary of the date hereof (A) due to the death or Disability of the Holder, (B) by the Holder for Good Reason (applicable only if such term and manner of termination is specifically provided for in the Employment Agreement) or (C) by the Company for any reason other than Cause (as defined in the Employment Agreement), or (ii) there is a Change in Control, then, in any such event, all Forfeiture Restrictions shall immediately lapse with respect to all Shares subject to Forfeiture Restrictions, or (b) if the Holder retires in good standing from the employ of the Company or its Affiliates under the then established rules of the Company and its Affiliates prior to the                      anniversary of the date hereof, all Forfeiture Restrictions shall immediately lapse with respect to a number of the Shares subject to Forfeiture Restrictions equal to a fraction, the numerator of which is the Holder’s total whole years of service since the date of this Agreement and the denominator of which is                     . If, prior to the                      anniversary of the date hereof, the Holder’s employment or affiliation relationship with the Company and its Affiliates terminates for any reason other than the Holder’s death, Disability or retirement, or is terminated by the Holder for any reason other than Good Reason or by the Company for Cause, any Forfeiture Restrictions that have not previously lapsed pursuant to the provisions of this Section 4 shall not lapse, and any Restricted Shares with respect to which the Forfeiture Restrictions have not lapsed shall be forfeited to the Company. Upon the lapse of the Forfeiture Restrictions and the satisfaction by the Holder of any liability arising under Section 6 of this Agreement, the Company shall deliver or cause to be delivered to the Holder a share certificate representing the Shares with respect to which Forfeiture Restrictions have lapsed, and such Shares shall be transferable by the Holder (except to the extent that any proposed transfer would, in the opinion of counsel to the Company, constitute a violation of applicable securities laws). In the event any Restricted Shares are forfeited to the Company pursuant to this Agreement, the forfeiture will be accomplished by the transfer of such Restricted Shares to the Company or a subsidiary of the Company pursuant to the Share Transfer Form and the payment by the Company or such subsidiary to the Holder of $1.00 in consideration thereof. For purposes of this Agreement, “Disability” shall have the meaning given such term in the Employment Agreement.

5.	Capital Adjustments and Reorganizations. The existence of the Restricted Shares shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital

2

structure or its business, any merger, amalgamation or consolidation of the Company, any issue of debt or equity securities, including, without limitation, preferred or prior preference shares ahead of or affecting the Shares, the dissolution or liquidation of the Company, or any sale, lease, exchange or other disposition of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

6.	Tax Withholding. To the extent that the receipt of the Restricted Shares or the lapse of any Forfeiture Restrictions results in income to the Holder for federal, state or local income, social insurance or employment tax purposes with respect to which the Company or any of its Affiliates has a withholding obligation, the Holder shall deliver to the Company or such Affiliate at the time of such receipt or lapse, as the case may be, such minimum amount of money as the Company or such Affiliate may require to meet its obligation under applicable tax laws or regulations, and, if the Holder fails to do so, the Company is authorized to withhold from the Shares or from any cash or share remuneration then or thereafter payable to the Holder any minimum amount of tax required to be withheld by reason of such resulting income.

7.	Employment or Affiliation Relationship. For purposes of this Agreement, the Holder shall be considered to be in the employment of, or affiliated with, the Company or its Affiliates as long as the Holder has an employment or affiliation relationship with the Company or its Affiliates. The Committee shall determine any questions as to whether and when there has been a termination of such employment or affiliation relationship, and the cause of such termination, under the Plan and the Committee’s determination shall be final and binding on all persons.

8.	Section 83(b) Election. The Holder shall not exercise the election permitted under section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares without the written approval of the Chief Financial Officer of Weatherford International Ltd. If the Chief Financial Officer of Weatherford International Ltd. permits the election, the Holder shall timely pay the Company or its Affiliate the amount necessary to satisfy the Company’s or its Affiliate’s attendant tax withholding obligations, if any.

9.	Not an Employment or Affiliation Agreement. This Agreement is not an employment or affiliation agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Holder and the Company or any of its Affiliates or guarantee the right to remain employed by or affiliated with the Company or any of its Affiliates for any specified term.

10.	Termination of Plan; Discretionary Grant. The Holder acknowledges that the Committee may unilaterally amend, terminate or suspend the Plan at any time. The Holder waives any rights to receive future awards under the Plan if the Plan is terminated or if the Holder’s employment or affiliation with the Company and its Affiliates terminates for any reason. The Holder acknowledges and agrees that the award of the Restricted Shares pursuant to this Agreement is not an element of the Holder’s compensation, including, but not limited to, with respect to the determination of any severance, redundancy or resignation payments or benefits, and has been awarded at the Company’s sole discretion, and that the award of the Restricted Shares pursuant to this Agreement does not entitle the Holder to any future awards under the Plan.

11.	Data Privacy. By signing below, the Holder voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section. The Holder is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Holder’s ability to participate in the Plan. The Company and its Affiliates hold certain personal information about the Holder, including the Holder’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and details of all Restricted Shares or any other entitlement to

3

shares of stock awarded, cancelled, purchased, vested, unvested or outstanding in the Holder’s favor, for the purpose of managing and administering the Plan (“Data”). The Company and its Affiliates will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Holder’s participation in the Plan, and the Company and its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area or elsewhere throughout the world, such as the United States. The Holder authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and the subsequent holding of Shares on the Holder’s behalf by a broker or other third party with whom the Holder may elect to deposit any Shares acquired pursuant to the Plan. The Holder may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect the Holder’s ability to participate in the Plan.

12.	Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by facsimile, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the address indicated beneath its signature on the execution page of this Agreement, and to the Holder at the Holder’s address indicated in the Company’s register of members, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

13.	Amendment and Waiver. This Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Holder. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions effective. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than the Holder. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

14.	Governing Law and Severability. This Agreement shall be governed by the laws of the State of Texas without regard to its conflicts of law provisions. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

15.	Successors and Assigns. Subject to the limitations which this Agreement and the Plan impose upon the transferability of the Shares, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Holder, his permitted assigns and, upon the Holder’s death, the Holder’s estate and beneficiaries thereof (whether by will or the laws of descent and distribution), executors, administrators, agents, and legal and personal representatives.

4

16.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

5

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Holder has executed this Agreement, all as of the date first above written.

COMPANY:

WEATHERFORD INTERNATIONAL LTD.

By:

515 Post Oak Blvd., Ste. 600
Houston, TX 77027
Attn: General Counsel
Facsimile: (713) 693-4484

HOLDER:

6

Irrevocable Share Transfer

     Know all men by these presents, that the undersigned, for and in consideration of $1.00, the receipt of which is hereby acknowledged, has bargained, sold, assigned and transferred and by these presents does bargain, sell, assign and transfer unto                                                                                                     ,                                          common shares of Weatherford International Ltd., a Bermuda exempted company (the “Company”), standing in the undersigned’s name in the register of members of the Company; and subject to and in accordance with the Restricted Share Award Agreement dated                                         , between the Company and the undersigned, the undersigned does hereby constitute and appoint                                                                                                                          its true and lawful attorney, IRREVOCABLY, for the undersigned and in his or her name and stead, to sell assign, transfer, hypothecate, pledge and make over all or any part of the said shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or his substitutes shall lawfully do by virtue hereof.

     In Witness Whereof, the undersigned has hereunto set his or her hand on this        day of                                         ,                     .

[holder's name]

WEATHERFORD INTERNATIONAL LTD.
RESTRICTED SHARE AWARD AGREEMENT

This Restricted Share Award Agreement (this “Agreement”) is made and entered into by and between Weatherford International Ltd., a Bermuda exempted company (the “Company”), and                                                                                                      (the “Holder”) effective as of the       day of                     , 20     , pursuant to the Weatherford International Ltd. Restricted Share Plan (the “Plan”), which is incorporated by reference herein in its entirety.

Whereas, the Company desires to grant to the Holder                     shares (the “Shares”) of the Company’s common shares, par value US$1.00 per share, subject to the terms and conditions of this Agreement, with a view to increasing the Holder’s equity interest in the Company; and

Whereas, the Holder desires to have the opportunity to hold the Shares subject to the terms and conditions of this Agreement;

Now, therefore, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)	“Forfeiture Restrictions” shall mean any prohibitions and restrictions set forth herein or in the Plan with respect to the sale or other disposition of the Shares and the obligation to forfeit and surrender such Shares to the Company.

(b)	“Restricted Shares” shall mean Shares that are subject to the Forfeiture Restrictions under this Agreement or the Plan.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.	Grant of Restricted Shares. Effective as of the date of this Agreement, the Company shall cause to be transferred to the Holder Shares as Restricted Shares. The Company will instruct its transfer agent to create an electronic book entry account evidencing the Restricted Shares in the Holder’s name, pursuant to which the Holder shall have, except for the Forfeiture Restrictions, all of the rights of a shareholder of the Company with respect to such Restricted Shares, including, without limitation, the right to receive any dividends or distributions allocable thereto and all voting rights appurtenant thereto. No physical certificates evidencing the Shares will be issued to the Holder until the Forfeiture Restrictions lapse. Effective as of the date of this Agreement, the Holder shall deliver to the Company an irrevocable share transfer form (the “Share Transfer Form”), endorsed in blank, relating to the Restricted Shares.

3.	Transfer Restrictions. Except as specified herein or in the Plan, the Restricted Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of. Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement or the Plan shall be void and the Company shall not be bound thereby. Further, the Shares may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable Bermuda or U.S. federal or state securities laws. Accordingly, the Holder also agrees (i) that the Company may refuse to register the transfer of the Shares, including the Restricted Shares, in the register of members of

1

the Company if such proposed transfer is in violation of this Agreement or the Plan or would in the opinion of counsel to the Company constitute a violation of any applicable Bermuda or U.S. securities laws and (ii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares, including the Restricted Shares.

4.	Vesting. Except as specified in this Section 4, the Shares shall be subject to Forfeiture Restrictions. The Forfeiture Restrictions shall lapse as to the Shares that are granted hereby in accordance with the following schedule provided that the Shares have not been forfeited to the Company prior to such date:

Number of
Restricted Shares as to
Which Forfeiture
Lapse Date	Restrictions Lapse
[to be determined at time of award]

Notwithstanding the foregoing, (a) if (i) the Holder’s employment or affiliation relationship with the Company and its Affiliates is terminated prior to the                      anniversary of the date hereof due to the death or Disability of the Holder, or (ii) there is a Change in Control, then, in any such event, all Forfeiture Restrictions shall immediately lapse with respect to all Shares subject to Forfeiture Restrictions, or (b) if the Holder retires in good standing from the employ of the Company or its Affiliates under the then established rules of the Company and its Affiliates prior to the                      anniversary of the date hereof, all Forfeiture Restrictions shall immediately lapse with respect to a number of the Shares subject to Forfeiture Restrictions equal to a fraction, the numerator of which is the Holder’s total whole years of service since the date of this Agreement and the denominator of which is                     . If the Holder’s employment or affiliation relationship with the Company and its Affiliates terminates before the                      anniversary of the date hereof for any reason other than the Holder’s death, Disability or retirement, any Forfeiture Restrictions that have not previously lapsed pursuant to the provisions of this Section 4 shall not lapse, and any Restricted Shares with respect to which the Forfeiture Restrictions have not lapsed shall be forfeited to the Company. Upon the lapse of the Forfeiture Restrictions and the satisfaction by the Holder of any liability arising under Section 6 of this Agreement, the Company shall deliver or cause to be delivered to the Holder a share certificate representing the Shares with respect to which Forfeiture Restrictions have lapsed, and such Shares shall be transferable by the Holder (except to the extent that any proposed transfer would, in the opinion of counsel to the Company, constitute a violation of applicable securities laws). In the event any Restricted Shares are forfeited to the Company pursuant to this Agreement, the forfeiture will be accomplished by the transfer of such Restricted Shares to the Company or a subsidiary of the Company pursuant to the Share Transfer Form and the payment by the Company or such subsidiary to the Holder of $1.00 in consideration thereof.

5.	Capital Adjustments and Reorganizations. The existence of the Restricted Shares shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger, amalgamation or consolidation of the Company, any issue of debt or equity securities, including, without limitation, preferred or prior preference shares ahead of or affecting the Shares, the dissolution or liquidation of the Company, or any sale, lease, exchange or other disposition of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

6.	Tax Withholding. To the extent that the receipt of the Restricted Shares or the lapse of any Forfeiture Restrictions results in income to the Holder for federal, state or local income, social

2

insurance or employment tax purposes with respect to which the Company or any of its Affiliates has a withholding obligation, the Holder shall deliver to the Company or such Affiliate at the time of such receipt or lapse, as the case may be, such minimum amount of money as the Company or such Affiliate may require to meet its obligation under applicable tax laws or regulations, and, if the Holder fails to do so, the Company is authorized to withhold from the Shares or from any cash or share remuneration then or thereafter payable to the Holder any minimum amount of tax required to be withheld by reason of such resulting income.

7.	Employment or Affiliation Relationship. For purposes of this Agreement, the Holder shall be considered to be in the employment of, or affiliated with, the Company or its Affiliates as long as the Holder has an employment or affiliation relationship with the Company or its Affiliates. The Committee shall determine any questions as to whether and when there has been a termination of such employment or affiliation relationship, and the cause of such termination, under the Plan and the Committee’s determination shall be final and binding on all persons.

8.	Section 83(b) Election. The Holder shall not exercise the election permitted under section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares without the written approval of the Chief Financial Officer of Weatherford International Ltd. If the Chief Financial Officer of Weatherford International Ltd. permits the election, the Holder shall timely pay the Company or its Affiliate the amount necessary to satisfy the Company’s or its Affiliate’s attendant tax withholding obligations, if any.

9.	Not an Employment or Affiliation Agreement. This Agreement is not an employment or affiliation agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Holder and the Company or any of its Affiliates or guarantee the right to remain employed by or affiliated with the Company or any of its Affiliates for any specified term.

10.	Termination of Plan; Discretionary Grant. The Holder acknowledges that the Committee may unilaterally amend, terminate or suspend the Plan at any time. The Holder waives any rights to receive future awards under the Plan if the Plan is terminated or if the Holder’s employment or affiliation with the Company and its Affiliates terminates for any reason. The Holder acknowledges and agrees that the award of the Restricted Shares pursuant to this Agreement is not an element of the Holder’s compensation, including, but not limited to, with respect to the determination of any severance, redundancy or resignation payments or benefits, and has been awarded at the Company’s sole discretion, and that the award of the Restricted Shares pursuant to this Agreement does not entitle the Holder to any future awards under the Plan.

11.	Data Privacy. By signing below, the Holder voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section. The Holder is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Holder’s ability to participate in the Plan. The Company and its Affiliates hold certain personal information about the Holder, including the Holder’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and details of all Restricted Shares or any other entitlement to shares of stock awarded, cancelled, purchased, vested, unvested or outstanding in the Holder’s favor, for the purpose of managing and administering the Plan (“Data”). The Company and its Affiliates will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Holder’s participation in the Plan, and the Company and its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area or elsewhere throughout the world, such as the United States. The Holder authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other

3

form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and the subsequent holding of Shares on the Holder’s behalf by a broker or other third party with whom the Holder may elect to deposit any Shares acquired pursuant to the Plan. The Holder may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect the Holder’s ability to participate in the Plan.

12.	Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by facsimile, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the address indicated beneath its signature on the execution page of this Agreement, and to the Holder at the Holder’s address indicated in the Company’s register of members, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

13.	Amendment and Waiver. This Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Holder. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions effective. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than the Holder. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

14.	Governing Law and Severability. This Agreement shall be governed by the laws of the State of Texas without regard to its conflicts of law provisions. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

15.	Successors and Assigns. Subject to the limitations which this Agreement and the Plan impose upon the transferability of the Shares, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Holder, his permitted assigns and, upon the Holder’s death, the Holder’s estate and beneficiaries thereof (whether by will or the laws of descent and distribution), executors, administrators, agents, and legal and personal representatives.

16.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

4

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Holder has executed this Agreement, all as of the date first above written.

COMPANY:

WEATHERFORD INTERNATIONAL LTD.

By:

515 Post Oak Blvd., Ste. 600
Houston, TX 77027
Attn: General Counsel
Facsimile: (713) 693-4484

HOLDER:

5

Irrevocable Share Transfer

     Know all men by these presents, that the undersigned, for and in consideration of $1.00, the receipt of which is hereby acknowledged, has bargained, sold, assigned and transferred and by these presents does bargain, sell, assign and transfer unto                                                                                                     ,                      common shares of Weatherford International Ltd., a Bermuda exempted company (the “Company”), standing in the undersigned’s name in the register of members of the Company; and subject to and in accordance with the Restricted Share Award Agreement dated                                         , between the Company and the undersigned, the undersigned does hereby constitute and appoint                                                                                                                          its true and lawful attorney, IRREVOCABLY, for the undersigned and in his or her name and stead, to sell assign, transfer, hypothecate, pledge and make over all or any part of the said shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or his substitutes shall lawfully do by virtue hereof.

     In Witness Whereof, the undersigned has hereunto set his or her hand on this        day of                     ,                     .

[holder's name]